                                  SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
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Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          Plymouth Rubber Company, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement)

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    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:
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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0- 11 (Set forth the amount on which the
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        Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount previously paid:
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

                        PLYMOUTH RUBBER COMPANY, INC.
                         CANTON, MASSACHUSETTS 02021
                               ----------------
                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD APRIL 27, 2000
                               ----------------

TO THE STOCKHOLDERS OF
    PLYMOUTH RUBBER COMPANY, INC.:

    The 2000 Annual Meeting of Stockholders of Plymouth Rubber Company, Inc. will be held at the Conference Center, 2nd Floor, 53 State Street, Boston, Massachusetts, on April 27, 2000 at 9:00 A.M., for the purpose of considering and acting upon the following:

    1.  The election of three directors, to serve for a term of three years;

    2. Approval of the Company's two amendments to the 1995 Non-Employee Directors' Stock Option Plan;

    3. Approval of the Company's amendment to the 1995 Employee Incentive Stock Option Plan.

    4. Ratification of the selection of PricewaterhouseCoopers LLP as the Company's auditors for the fiscal year ending December 1, 2000.

    5. The transaction of such other business as may properly be brought before the meeting or any adjournments thereof.

    Only holders of record of the Company's Class A Common Stock at the close of business on March 3, 2000 will be entitled to notice of and to vote (to the extent provided in the attached Proxy Statement) at the meeting or any adjournments thereof.

    A copy of the Company's annual report for the fiscal year ended December 3, 1999 is included herewith.

                                  By Order of the Board of Directors
                                      DAVID M. KOZOL, Clerk
Canton, Massachusetts
March 31, 2000

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. IF YOU DO NOT EXPECT TO BE PRESENT, PLEASE DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.

                        PLYMOUTH RUBBER COMPANY, INC.
                              104 REVERE STREET
                         CANTON, MASSACHUSETTS 02021

                               ----------------
                               PROXY STATEMENT
                               ----------------

                           SOLICITATION OF PROXIES

    This Proxy Statement, which is first being mailed to stockholders on or about March 31, 2000, is furnished in connection with the solicitation by management, at the direction of the Board of Directors, of proxies for use at the Company's annual meeting of stockholders to be held on April 27, 2000. Execution and return of the proxy will not in any way affect a stockholder's right to attend the meeting and to vote in person. A stockholder who executes a proxy may revoke it at any time before it is voted. Properly executed proxies, received in due time and not previously revoked, will be voted at the meeting or any adjournment thereof as specified therein, but if no specification is made such proxy will be voted in favor of the election of the directors nominated by the Board of Directors as hereinafter set forth, and in favor of the amendments to the 1995 Non-Employee Directors' Stock Option Plan, and in favor of the amendment to the 1995 Employee Incentive Stock Option Plan, and in favor of the ratification of the appointment of PricewaterhouseCoopers LLP as independent auditors for the fiscal year ending December 1, 2000.

    The expense of the solicitation of proxies will be borne by the Company. It is expected that the solicitation will be conducted exclusively by mail. However, if it should appear desirable to do so in order to insure an adequate representation of the shareholders at the meeting, either in person or by proxy, officers and employees of the Company may communicate with stockholders, banks, brokerage houses, nominees and others by telephone or telegraph, or in person, to request that proxies be furnished.

                 OUTSTANDING SECURITIES AND OWNERSHIP THEREOF

OUTSTANDING SHARES AND VOTING RIGHTS
    Stockholders are entitled to one (1) vote for each share of the Company's Class A Common Stock, $1 par value ("Class A Stock"), owned by them of record as of the close of business on March 3, 2000. On that date there were outstanding 810,586 shares of Class A Stock entitled to be voted at the meeting. The Class A Stock is the only class of the Company's outstanding capital stock entitled to notice of and to vote at the meeting.

    In addition to the foregoing voting securities, on March 3, 2000 the Company had outstanding 1,236,303 shares of Class B Common Stock, $1 par value ("Class B Stock"). The holders of Class B Stock will not be entitled to vote at the meeting. At the close of business on March 3, 2000, Maurice J. Hamilburg, Joseph
D. Hamilburg and Jane H. Guy owned or controlled through a voting trust an aggregate of 373,052 shares of the Company's Class B Stock, constituting approximately 30.2% of the outstanding shares; Maurice J. Hamilburg and Joseph
D. Hamilburg owned 51,945 and 1,550 shares, respectively, and the Plymouth Rubber Defined Benefit Unit Pension Plan and Trust and Joseph M. Hamilburg Foundation, as to each of which Maurice J. Hamilburg and Joseph D. Hamilburg are Trustees, owned an aggregate of 62,219 shares of the Company's Class B Stock, constituting approximately 5.0% of the outstanding shares.

OWNERSHIP OF VOTING SECURITIES
    The following table sets forth, as of March 3, 2000, the information described therein with respect to the persons known by the Company to own beneficially more than 5% of the outstanding shares of the Company's Class A Common Stock ("Class A Stock"), the Company's sole class of voting securities:

               NAME AND ADDRESS          NO. OF SHARES            PERCENT
             OF BENEFICIAL OWNER      BENEFICIALLY OWNED         OF CLASS
             -------------------      ------------------         --------
MAURICE J. HAMILBURG                      470,811(1)               58.1%
10 Draper Road
Wayland, Massachusetts 01778

JOSEPH D. HAMILBURG                       464,990(1)               57.4%
16 Shaw Drive
Wayland, Massachusetts 01778

JANE H. GUY                               432,170(1)(2)            53.3%
1660 West Street
Mansfield, Massachusetts 02048

NORTH LLP                                 130,000(3)               16.0%
Carl Veltman
Christopher Veltman
10343 William Trail
Roscoe, IL 61073

DR. IDO E. COLANTUONI                      64,700(4)                8.0%
P.O. Box 28231
Washington, D.C. 20038

MORRIS PROPP,                              47,900(5)                5.9%
105 Commodore Drive
Jupiter, FL 33477

(1) Maurice J. Hamilburg, Joseph D. Hamilburg and Jane H. Guy are siblings. The shares shown as beneficially owned by each of Maurice J. Hamilburg, Joseph
    D. Hamilburg and Jane H. Guy are so shown by reason of their direct and indirect beneficial ownership of certain of the shares and their respective voting powers with respect to certain of the shares as Voting Trustees of a voting trust and as trustees of various other trusts. For a breakdown of the actual beneficial ownership of the shares, see "Stock Ownership of Nominees, Continuing Directors and Officers."

(2) Of the shares shown as beneficially owned by Jane H. Guy, 18,011 shares are owned indirectly (the direct ownership being held by a voting trust as described under the caption "Stock Ownership of Nominees, Continuing Directors and Officers"), and 515 are held directly, and the remainder are in trusts of which she is a beneficiary or co-beneficiary with others and with respect to which she has no voting powers.

(3) Based on Schedule 13G dated January 7, 2000.

(4) Based on Schedule 13D dated May 8, 1997.

(5) Based on Schedule 13D dated February 11, 2000.

                                PROPOSAL NO. 1
                            ELECTION OF DIRECTORS

    The Company's By-Laws provide for the election by stockholders of a Board of Directors consisting of not less than three (3) nor more than nine (9) directors, as fixed from time to time by the Board of Directors. The directors are divided into three (3) classes as nearly equal in number as possible, consistent with the total number of directors to serve, as fixed by the Board. The directors of each class serve for a term of three (3) years, with the term of each class expiring in successive years, except that the term of a director elected to any class between annual elections will expire with the expiration of the term of that class.

    The Board of Directors has presently fixed nine (9) as the number of directors to serve during the ensuing year, subject to the Board's authority to change such number from time to time. Of the number so fixed, three (3) will be elected at the meeting to replace the three (3) whose terms expire, such reelected directors to serve for a term of three (3) years. The nominees are set forth below.

    All Class A proxies received by management will be voted (unless otherwise specified) in favor of the persons named below as nominees for election as directors, said nominees to serve for a term of three years, and until his or her successor is elected and qualifies. Proxies cannot be voted for more than three directors. All of the following directors (including the nominees) have been directors of the Company for the periods indicated in the table below.

NOMINEE FOR ELECTION AS DIRECTOR AND CONTINUING DIRECTORS
    Information concerning the nominees for election as director for a term to expire in 2003:

                                                                                   SERVED AS     PRESENT
                                                                                   DIRECTOR       TERM
        NAME                               PRINCIPAL OCCUPATION           AGE        SINCE       EXPIRES
        ----                               --------------------         -------    ---------     -------

MAURICE J. HAMILBURG(1)              President and Co-Chief Executive     53         1974         2000
                                     Officer of the Company

DUANE E. WHEELER(2)                  Retired Vice President -- Finance    67         1996         2000
                                     and Treasurer of the Company

SUMNER KAUFMAN(3)                    President of Kaufman and             65         1999         2000
                                     Company

    Information concerning other directors who will continue in office after the meeting:

                                                                                  SERVED AS     PRESENT
                                                                                   DIRECTOR       TERM
        NAME                               PRINCIPAL OCCUPATION           AGE        SINCE       EXPIRES
        ----                               --------------------         -------   -----------   --------

EDWARD H. PENDERGAST(2)              President of Pendergast and          66         1998         2001
                                     Company

JOSEPH D. HAMILBURG(1)               Chairman and Co-Chief Execu-         51         1974         2001
                                     tive Officer of the Company

C. GERALD GOLDSMITH(3)               Independent Investor and Finan-      71         1998         2001
                                     cial Consultant

JANE H. GUY(1)                       President and Treasurer of           48         1989         2002
                                     Alladan Kennels, Inc.

MELVIN L. KEATING(2)                 President of Kadeca Consulting       53         1989         2002
                                     Corporation

JAMES M. OATES(3)                    Managing Director of The             53         1996         2002
                                     Wydown Group and Chairman of IBEX
                                     Capital Markets Inc.

    Jane H. Guy, a graduate of Wheaton College, has since 1978, been President and Treasurer of Alladan Kennels, Inc., a company engaged in the business of operating dog care and grooming kennels. She also conducts a dog breeding operation.

    Since 1997, Melvin L. Keating has served as President of Kadeca Consulting Corporation. Prior thereto, (1995-1997), Mr. Keating served as President of Sunbelt Management Company. Sunbelt Management is an owner and operator of commercial and retail real estate in North America. From 1994 - 1995 Mr. Keating served as Senior Vice President of Reichmann International Companies and from 1986 to 1994, as Senior Vice President of Olympia & York Companies, U.S.A., entities controlled by the Reichmann family, engaged in the real estate development business, including the development and construction of major urban office buildings and other commercial property. Mr. Keating is a graduate of Rutgers University where he earned a BA degree, and he holds Master of Science and Master of Business Administration degrees from the Wharton School of the University of Pennsylvania.

    Maurice J. Hamilburg has been President of the Company since 1987. He served as Executive Vice President from 1976 to 1987, and prior to 1976 he served in various other capacities with the Company for several years. He is a graduate of Harvard College and of the Harvard Graduate School of Business Administration where he earned the degree of Master of Business Administration.

    Joseph D. Hamilburg, a graduate of Harvard College, has been Chairman and Co-Chief Executive Officer of the Company since April, 1998. From October, 1988 to April, 1998 Mr. Hamilburg served as President of J.D.H. Enterprises, Inc., an international consulting company, and in this capacity, served as a business consultant to the Company. Prior to October, 1988, he served as Vice President and Treasurer of the Company and in other executive officer capacities for more than ten (10) years.

    James M. Oates is presently Managing Director of The Wydown Group and Chairman of IBEX Capital Markets, Inc. Mr. Oates served as President and Chief Executive Officer of Neworld Bancorp, Inc. and Neworld Bank from 1984-1994. He is a graduate of Harvard College and the Harvard Graduate School of Business Administration. He is a director of Blue Cross Blue Shield of New Hampshire, Phoenix Funds, Phoenix Investment Partners, Inc., AIB Govett Funds, Investors Bank & Trust, Investor Financial Services Corp., Command Systems, Stifel Financial, and the Massachusetts Housing Partnership.

    Duane E. Wheeler served as Vice President -- Finance of the Company from 1980 to 1997, and as Treasurer from 1988 until 1998. Prior to 1980 he served as Vice President of Administration and Finance of Acushnet Company, a subsidiary of American Brands, which manufactures and distributes golf equipment and precision rubber molded goods. Mr. Wheeler is a graduate of the University of Massachusetts.

    Edward H. Pendergast has served as President of Pendergast and Company, a corporate financial consulting firm, since 1989. Prior to that he served as Chairman and CEO of Kennedy & Lehan, P.C., a CPA consulting firm. Mr. Pendergast is Chair of the Board of Directors of PLC Systems, Inc. and is a director of several private companies. He is a graduate of Bentley College (B.A. and M.S.). Mr. Pendergast is a CPA and holds business valuation credentials as a Certified Valuation Analyst (CVA) and Accredited Business Valuator (ABV).

    C. Gerald Goldsmith has been an independent investor and financial consultant since 1976. Mr. Goldsmith is the Chairman of the Board of Directors of the Intercoastal Health Foundation. He also serves as a member of the board of directors of Meditrust Corp., Nine West Group, Inc., Palm Beach National Bank & Trust Co., Innkeepers USA Trust and American Banknote Corp. Mr. Goldsmith holds an A.B. degree from the University of Michigan and an M.B.A. from the Harvard Graduate School of Business Administration.

    Sumner Kaufman is currently President of Kaufman & Company, a private investment banking firm located in Boston, MA. Mr. Kaufman previously has been associated with Kidder, Peabody & Company and Ira Haupt & Co. both of New York. He also has held the position of Partner and Manager of the Boston Corporate Finance Department of White, Weld & Co., Inc. Mr. Kaufman currently serves as a Director of Camp Dresser & McKee, Inc. and Leasing Technologies International, Inc. Additionally, Mr. Kaufman is a member of the Advisory Board of the Venture Capital Fund of New England and is Chairman of the Advisory Board's Finance Committee for Radio Station WBUR. He is a 1956 graduate of Harvard College.
----------
(1) Member of Executive Committee.

(2) Member of Audit Committee.

(3) Member of Compensation Committee.

              CERTAIN MATTERS RELATING TO OFFICERS AND DIRECTORS

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
    The Company's Board of Directors has among its separate committees, a Compensation Committee (the "Committee"), which is comprised of three Directors:
Mr. James M. Oates (the Chair of the Committee), Mr. C. Gerald Goldsmith, and Mr. Sumner Kaufman, all of whom are non-employee Directors.

THE BOARD COMPENSATION COMMITTEE REPORT
    The Company administers executive compensation through its Compensation Committee. This Committee is made up of three (3) Directors, all of whom are non-employees. The Committee reviews policies and makes recommendations to the Board of Directors with respect to such matters as (i) appropriate compensation policy for key management personnel, including base salary levels, (ii) the implementation and/or amendment and/or termination of existing employee benefit and incentive plans, (iii) the establishment and implementation of new employee benefit and incentive plans, (iv) appropriate implementation of the Company's stock option or other stock purchase plans through grants thereunder, (v) the award of cash bonus, when appropriate, to officers and other key employees, and
(vi) generally, all matters relating to officer and other key employee compensation.

    Among the Committee's objectives is establishing executive compensation competitive with that of other companies similar in size, considering the relative responsibility levels of individual executives. The Company's goal is to award competitive compensation based on a total of salary, stock options, and bonus. The Committee uses its discretion, experience and business judgment in setting executive compensation. While the Committee does not, itself, survey any companies when setting and evaluating total compensation of the Company's executives, the entire Committee reviews independently produced Executive Compensation Surveys. The Compensation Surveys are used as a guide to determine whether total compensation is within the reasonable range of those similarly situated, as well as to evaluate whether the executives' salaries are reasonable in relationship to each other, and to the market, taking into account the individuals' responsibilities and contributions to corporate performance.

    Each of the Co-CEOs' compensation is comprised of a base salary, and depending upon the above-stated factors and adjustments, a bonus and/or a stock option grant. In establishing the Co-CEOs' compensation the Committee uses its discretion and experience, evaluates and weighs various factors, and arrives at its decision using its best judgment. When setting and evaluating each of the Co-CEOs' compensation, the Committee members review the Compensation Surveys and consider the Co-CEOs' compensation in relation to that data. The Committee establishes the Co-CEOs' compensation after taking into account the Company's performance, each of the Co-CEOs' performance, and the relationship of the Co-CEOs' compensation to that of the other key executives.

    The Committee evaluates the award of a bonus to each of the Co-CEOs using its discretion and business judgment. For fiscal 1999, the Compensation Committee awarded a bonus to Co-CEO Maurice J. Hamilburg of approximately 23% of salary and a bonus to Co-CEO Joseph D. Hamilburg of approximately 23% of salary, based upon their contributions to current operations of the Company and their efforts to strengthen the Company long term.

    In addition, the Committee makes decisions regarding the payment of cash bonuses to the Company's Executive Officers. The purpose of the bonus is to provide incentives and rewards to the Executive Officers, based on the overall achievement of corporate goals. The decision as to individual bonus awards is discretionary, and the Committee considers such factors as the recommendations of the Co-CEOs, the Company's overall financial performance, the individuals' levels of compensation relative to external markets, their performance and value to the Company, and their relative contributions to the management team. Except for the Co-CEOs, for fiscal 1999 bonuses were awarded to Executive Officers of approximately 12% of base salary.

    The Board of Directors may also, upon the recommendation of the Compensation Committee, award Incentive Stock Options (see the caption "Stock Options" below and in this Proxy Statement) to certain key employees. The purpose of this program is to provide long-term incentives to key employees to increase shareholder value, and to align management's goals with those of shareholders. Such Stock Options may be awarded in lieu of or in addition to a bonus, and utilize vesting periods to encourage key employees to continue in the employ of the Company and to encourage a long-term perspective. The Committee considers the amounts and terms of the prior years' grants in deciding whether to award options, to whom, and in what amounts for the last completed fiscal year. While the establishment of the actual award is discretionary, an aggregate of 12,000 Incentive Stock Options were awarded to employees in fiscal 1999.

    The compensation model for the Company's executives is intended to be competitive (at least the 50th percentile) when measured against executives of comparably sized manufacturing companies.

    In the Committee's opinion the Company's executives are appropriately compensated when compared with others similarly situated.

                                    Respectfully submitted,
                                    Compensation Committee

                                    By JAMES M. OATES, Chair
                                       C. GERALD GOLDSMITH
                                       SUMNER  KAUFMAN

EXECUTIVE COMPENSATION
    General. The following table sets forth the total annual compensation paid or accrued by the Company to each of the Company's Co-Chief Executive Officers and the three most highly compensated executive officers for the three fiscal years ended December 3, 1999.

                                                                            SUMMARY COMPENSATION TABLE
                                               ------------------------------------------------------------------------------------
                                                                                            LONG TERM COMPENSATION
                                                                                       --------------------------------
                                                        ANNUAL COMPENSATION                    AWARDS          PAYOUTS
                                               --------------------------------------  ----------------------  --------
                                                                                           (# OF SHARES)
                                                                              OTHER    ---------------------
                                                                              ANNUAL   RESTRICTED                        ALL OTHER
                               PRINCIPAL                                     COMPEN-      STOCK     OPTIONS/     LTIP     COMPEN-
          NAME                 POSITION         YEAR   SALARY $    BONUS $   SATION $    AWARDS       SARS     PAYOUTS     SATION
          ----                 --------         ----   --------    -------   --------    ------       ----     -------     ------
M. J. Hamilburg           President and
                            Co-Chief            1999    275,004    65,000     2,951        --          --         --         --
                            Executive           1998    250,002    50,000     3,165        --          --         --         --
                            Officer             1997    224,167    50,128     3,195        --          --         --         --

J. D. Hamilburg           Chairman and Co-      1999    275,004    65,000       830        --          --         --         --
                            Chief Executive     1998    250,002    50,000       --         --          --         --         --
                            Officer             1997      --         --         --         --          --         --         --

A. I. Eisenberg           Vice President        1999    174,882    20,250       --         --          --         --         --
                            Sales and           1998    163,973    19,000       --         --          --         --         --
                            Marketing           1997    153,250       128       --         --          --         --         --

S. S. Leppo               Vice President        1999    155,750    19,500       --         --          --         --         --
                            Research and        1998    148,166    18,000       --         --          --         --         --
                            Development         1997    141,504       128       --         --          --         --         --

J. Berns                  Vice President        1999    123,332    15,250       --         --          --         --         --
                            Finance and         1998    110,004    14,000       --         --          --         --         --
                            Treasurer           1997    110,004      --         --         --          --         --         --

    Other annual compensation includes the interest on a loan from the Company and life insurance premiums of $830 and $2,121 in 1999, $900 and $2,265 in 1998, $1,055 and $2,140 in 1997, respectively, for Mr. Maurice J. Hamilburg. In addition, other annual compensation includes the interest on a loan from the Company of $830, for Mr. Joseph D. Hamilburg.

    Mr. Joseph D. Hamilburg joined the company on April 24, 1998. His salary and bonus for 1998 presented in the above table reflect an annualization of his compensation as if he had been employed for the full year.

    Mr. Berns joined the Company on August 25, 1997. His salary for 1997 presented in the above table reflects an annualization of his compensation as if he had been employed for the full year.

    Options.  The following table shows the value of unexercised options.

                             OPTION/SAR EXERCISES AND YEAR-END VALUE TABLE
            AGGREGATED OPTIONS/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUE
            --------------------------------------------------------------------------------
                                                                                              VALUE OF
                                                                             NUMBER OF      UNEXERCISED
                                                                            UNEXERCISED     IN-THE-MONEY
                                                                            OPTIONS/SARS    OPTIONS/SARS
                                                                           AT FY-END (#)   AT FY-END ($)
                                          SHARES ACQUIRED      VALUE        EXERCISABLE/    EXERCISABLE/
    NAME                                  ON EXERCISE (#)   REALIZED ($)   UNEXERCISABLE   UNEXERCISABLE
    ----                                  ---------------   ------------   -------------   -------------
Maurice J. Hamilburg .....................       --              --              --              --
                                                                               57,750         252,310

Joseph D. Hamilburg ......................       --              --            27,325            --
                                                                               30,000            --

Alan I. Eisenberg ........................       --              --            14,550          59,332
                                                                               29,100         118,664

Sheldon S. Leppo .........................       --              --            14,550          59,332
                                                                               23,325          92,185

Joseph J. Berns ..........................       --              --             7,500          18,750
                                                                                7,500          18,750

    The value of unexercised "in-the-money" was determined using the ending market value of the Company's Class B Common Stock at November 30, 1999, ($6.75) less the exercise price of the unexercised options.

    Common Stock Performance: As part of the executive compensation information presented in the Proxy Statement, the Securities and Exchange Commission requires a five-year comparison of stock performance for the Company with the stock performance of appropriate similar companies. The Company has selected the S&P 500 and the Amex Market Value Index for the broad equity market and published industry indexes, respectively, for stock performance comparison. The Company does not know of an appropriate peer group or other industry index of comparably traded companies that would be more meaningful.

               COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*
     AMONG PLYMOUTH RUBBER COMPANY, INC. CLASS A AND B, THE S&P 500 INDEX
                       AND THE AMEX MARKET VALUE INDEX

                    AMEX
                Market Value       S&P          Plymouth       Plymouth
                    Index          500          Class B        Class A
                    -----          ---          -------        -------
11/94               $100           $100           $100           $100
11/95                128            137            127            132
11/96                135            175            104            117
11/97                160            225             56             81
11/98                168            278             85             91
11/99                213            337             89            118

* $100 INVESTED ON 11/30/94 IN STOCK OR INDEX - INCLUDING REINVESTMENT OF DIVIDENDS. FISCAL YEAR ENDING NOVEMBER 30.

Note to Graph Above: Assumes $100 invested on November 30, 1994 in Plymouth Rubber Company, and an identical amount in the S&P 500 and AMEX Market Value Index. There can be no assurance that the Company's stock performance will continue into the future with the same or similar trends depicted in the graph above. The Company will not make nor endorse any predictions as to future performance.

RETIREMENT BENEFITS
    The Company has a defined contribution profit sharing plan and trust which includes an employee elective deferral of income under the provisions of Section 401(k) of the Internal Revenue Code of 1986, as amended (the "Code"). In addition, the Company has a defined benefit pension plan and trust. The Company may make discretionary contributions to the Profit Sharing Trust. With respect to the Profit Sharing Plan prior to amendment, allocations were made to each participant's account based upon years of service and salary. Under the amended plan, Company contributions will be allocated based upon a combination of annual pay and employee elective deferrals. Subject to the provisions described below relating to the pension plan, on retirement a participating employee's account is paid to him either in a lump sum or in ten annual payments at the employee's designation.

    The pension plan for salaried employees, established in 1980, is Company-funded and provides for a monthly payment to a retired participant of $12.50 multiplied by the participant's number of years of credited service to the Company, reduced by the amount of a monthly life annuity pension which would be the actuarial equivalent of the amount accumulated in the employee's profit sharing account at the date of retirement. If, without reduction by reason of a participant's profit sharing plan account, benefits not less than the actuarial equivalent of the amount in such participant's profit sharing plan account would be provided to such participant under the pension plan, distribution of the participant's profit sharing plan account is made by transfer thereof to the pension plan trust. The benefits to the participant, therefore, are those payable under the pension plan or the profit sharing plan, whichever are greater. In August, 1996 the Company elected to curtail the non-contributory defined benefit pension plan with respect to funding of future benefits effective November 30, 1996.

    The following table sets forth the estimated annual benefits upon retirement payable under the foregoing plans to the identified Executive Officers of the Company (and all executive officers as a group), based on the amounts in their respective profit sharing accounts as of December 3, 1999 and reflects the impact of curtailment of the pension plan effective November 30, 1996.

MAURICE J. HAMILBURG ..................................        $ 3,750

ALAN I. EISENBERG .....................................          1,500

SHELDON S. LEPPO ......................................          5,850

7 Executive Officers as a Group .......................         14,850
------------
(1) Lifetime annual payments under pension plan.

CERTAIN TRANSACTIONS
    The Company has a consulting arrangement with Jane H. Guy, a director, pursuant to which Ms. Guy has been engaged to render consulting services to the Company. During the year ended December 3, 1999 Ms. Guy was paid $61,100 for such services. The Company believes that the amount paid to Ms. Guy would be competitive with that which would be required to be paid to an outside consultant with Ms. Guy's knowledge and experience.

    The Company has a consulting arrangement with Kadeca Consulting Corporation ("Kadeca"), who's President is Melvin L. Keating, a director of the Company, to render consulting services to the Company. During the year ended December 3, 1999 Kadeca was paid $11,400. The Company believes that the amount paid to Kadeca would be competitive with that which would be required to be paid to an outside consulting firm with similar knowledge and experience.

MEETING ATTENDANCE; COMMITTEES
    During fiscal year 1999 the Board of Directors held 9 meetings. All directors were paid $750 for each meeting attended. This same rate of compensation was paid for attendance at Board Committee meetings. In addition, the Company's outside directors receive an annual retainer of $8,000. The Company has no nominating committee. It has an Executive Committee, a Compensation Committee and an Audit Committee, the members of which are noted in the table under the caption "Nominees for Election as Directors and Continuing Directors." The Audit Committee, which is comprised of non-employee Directors, held two meetings during the past year attended by all members. The Audit Committee reviews with the auditors the scope of the audit work and questions which may arise in the course of the annual audit, reviews the fees charged by the audit firm and considers such other matters as the adequacy of internal controls, accounting staffing, etc. The Executive Committee held no meetings in fiscal 1999. The Compensation Committee, which is comprised of non-employee Directors, held two meetings during the past year attended by all members. The Compensation Committee reviews the compensation of Executive Officers and makes recommendations with respect thereto from time to time. Each director attended at least 75% of the Board of Directors and respective committee meetings.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
    Based on a review of materials submitted to the Company, the Company believes that during the past fiscal year no directors, officers or beneficial owners of more than 10% of any class of equity securities of the Company failed to file on a timely basis reports as required by Section 16(a) of the Exchange Act, except for the following: on two occasions a "Form 3 -- Initial Statement of Beneficial Ownership of Securities" was filed late, once for Thomas McCarthy (an officer of the Company), and once for Sumner Kaufman (a director of the Company).

STOCK OWNERSHIP OF NOMINEES, CONTINUING DIRECTORS AND EXECUTIVE OFFICERS
    The following table sets forth information as to all ownership of the Company's capital stock by each present director, each nominee for election as a director and all directors, nominees and executive officers as a group:

                                                           SHARES
                                                        BENEFICIALLY
                                                          OWNED ON          PERCENT OF        NATURE OF
             NAME                 TITLE OF CLASS           3/3/00              CLASS          OWNERSHIP
             ----                 --------------           ------              -----          ---------

JANE H. GUY                     Class A Common          432,170(1)(2)            53.3%         Direct
                                                                                                  &
                                                                                              Indirect
                                Class B Common          390,494(1)(3)            31.6%        Indirect

JOSEPH D. HAMILBURG             Class A Common          464,990(2)               57.4%         Direct
                                                                                                  &
                                                                                              Indirect
                                Class B Common          464,146(3)               37.5%         Direct
                                                                                                  &
                                                                                              Indirect

MAURICE J. HAMILBURG            Class A Common          470,811(2)(4)(5)         58.1%         Direct
                                                                                                  &
                                                                                              Indirect
                                Class B Common          487,509(3)(4)(5)         39.4%         Direct
                                                                                                  &
                                                                                              Indirect

C. GERALD GOLDSMITH             Class B Common           11,550(8)              --             Direct

SUMNER KAUFMAN                          --              --                      --

MELVIN L. KEATING               Class B Common           17,325(8)              --             Direct

JAMES M. OATES                  Class B Common           26,325(8)              --             Direct

EDWARD H. PENDERGAST            Class B Common            5,775(8)              --             Direct

DUANE E. WHEELER                Class B Common           29,619(8)              --             Direct

15 Officers and Directors       Class A Common          472,705(6)               58.3%         Direct
  as a Group                                                                                      &
                                                                                              Indirect
                                Class B Common          705,877(7)               57.1%         Direct
                                                                                                  &
                                                                                              Indirect

----------
(1) 18,011 Class A shares are owned indirectly, the shares being held in the Voting Trust described below, and 515 are held directly; 2,791 Class B shares are owned indirectly, the shares being held in the Voting Trust described below, and 117 are held directly, and all remaining Class A and Class B shares are beneficially owned as a beneficiary of various Trusts for her sole benefit or as a co-beneficiary with Maurice J. Hamilburg and Joseph
    D. Hamilburg, except that 12,258 Class B shares are held as custodian for three minor children, as to which she disclaims beneficial ownership; 17,325 of the Class B shares shown as owned by Jane H. Guy are not actually owned but are subject to presently exercisable options to purchase same.

(2) The number of shares of Class A Common Stock shown as beneficially owned by each of Joseph D. Hamilburg, Maurice J. Hamilburg and Jane H. Guy are so shown by reason of their voting powers with respect thereto. 1,364 of the shares shown as owned by Joseph D. Hamilburg are owned by him directly; 1,314 of the shares shown as owned by Maurice J. Hamilburg are owned by him directly; and 431,655 of the shares (53.3% of the Company's outstanding Class A Common Stock) shown as owned by each are in a voting trust (the "Voting Trust") of which they, are the Voting Trustees. The actual beneficial ownership of the shares held by the Voting Trust and the respective percentages of the outstanding Class A Common Stock represented thereby are broken down as follows:

       (i) 5,700 shares (.7%) beneficially owned by a trust of which Joseph D. Hamilburg is the beneficiary;

      (ii) 5,700 shares (.7%) beneficially owned by two separate trusts of which Maurice J. Hamilburg is the beneficiary;

     (iii) 249,404 shares (30.8%) beneficially owned by a trust of which Joseph
           D. Hamilburg and Maurice J. Hamilburg are Trustees and of which Jane
           H. Guy, Joseph D. Hamilburg and Maurice J. Hamilburg are life income beneficiaries;

      (iv) 5,700 shares (.7%) beneficially owned by a trust of which Joseph D. Hamilburg and Maurice J. Hamilburg are Trustees for the benefit of Jane H. Guy;

       (v) 68,683 shares (8.5%) beneficially owned by a trust of which Joseph D. Hamilburg, Maurice J. Hamilburg, and Joel A. Kozol, are Trustees and of which Jane H. Guy, Joseph D. Hamilburg and Maurice J.
           Hamilburg are beneficiaries;

      (vi) 4,252 shares (.5%) beneficially owned by Joseph M. Hamilburg Foundation of which Joseph and Maurice Hamilburg are Trustees;

     (vii) 5,721 shares (.7%) beneficially owned by a trust of which Jane H. Guy is the beneficiary;

    (viii) 18,471 shares (2.3%) beneficially owned by the Plymouth Rubber Defined Benefit Pension Plan and Trust, of which Joseph D. Hamilburg and Maurice J. Hamilburg are Trustees;

      (ix) 25,007 shares (3.1%) beneficially owned by Maurice J. Hamilburg;

       (x) 25,006 shares (3.1%) beneficially owned by Joseph D. Hamilburg;

      (xi) 18,011 shares (2.2%) beneficially owned by Jane H. Guy.

    In addition, of the aggregate number of shares shown in the table as beneficially owned by each of Joseph D. Hamilburg and Maurice J. Hamilburg 19,971 shares (2.5%) not covered by the Voting Trust are owned by the Plymouth Rubber Defined Benefit Pension Plan and Trust, of which Joseph D. Hamilburg and Maurice J. Hamilburg are Trustees; and 12,000 shares (1.5%) are owned by the aforementioned Joseph M. Hamilburg Foundation.

(3) The number of shares of Class B Common Stock shown as beneficially owned by each of Joseph D. Hamilburg, Maurice J. Hamilburg and Jane H. Guy are so shown by reason of their voting powers with respect thereto on all matters on which the Class B Stock may at any time be entitled to vote. 1,550 of the shares shown as owned by Joseph D. Hamilburg;27,325 of the shares shown as owned by Joseph D. Hamilburg are not actually owned but are subject to presently exercisable options to purchase same; and 51,945 of the shares shown as owned by Maurice J. Hamilburg are owned by each directly; and 373,052 (30.2%) of the shares shown as owned by each are in the Voting Trust referred to in footnote (1) above. The actual beneficial ownership of the shares held by the Voting Trust and their respective percentages of the outstanding Class B Common Stock are broken down as follows:

             (i) 10,060 shares (.8%) beneficially owned by a trust of which
                 Joseph D. Hamilburg is the beneficiary;

            (ii) 10,060 shares (.8%) beneficially owned by two separate trusts of which Maurice J. Hamilburg is the beneficiary;

           (iii) 220,794 shares (17.9%) beneficially owned by a trust of which Jane H. Guy, Joseph D. Hamilburg and Maurice J. Hamilburg are life income beneficiaries;

            (iv) 10,060 shares (.8%) beneficially owned by a trust of which
                 Joseph D. Hamilburg and Maurice J. Hamilburg are Trustees for the benefit of Jane H.
                 Guy;

             (v) 659 shares (.1%) beneficially owned by Joseph M. Hamilburg
                 Foundation of which Joseph D. Hamilburg and Maurice J. Hamilburg are Trustees;

            (vi) 21,247 shares (1.7%) beneficially owned by a trust of which
                 Jane H. Guy is the beneficiary;

           (vii) 23,510 shares (1.9%) beneficially owned by five grandchildren of the late Phyllis B. Hamilburg, of which 11,252 shares are held by two children of Maurice J. Hamilburg, as to which he disclaims beneficial ownership, and 12,258 shares are held by Jane H. Guy as custodian for three of her children, as to which she disclaims any beneficial ownership.

          (viii) 26,863 shares (2.1%) beneficially owned by Maurice J.
                 Hamilburg;

            (ix) 33,499 shares (2.6%) beneficially owned by Joseph D. Hamilburg;

             (x) 2,791 shares (.2%) beneficially owned by Jane H. Guy;

            (xi) 2,863 shares (.2%) beneficially owned by the Plymouth Rubber
                 Defined Benefit Pension Plan and Trust, of which Joseph D. Hamilburg and Maurice J. Hamilburg are Trustees;

           (xii) 10,646 shares (.8%) beneficially owned by a trust of which Joseph D. Hamilburg, Maurice J. Hamilburg and Joel A. Kozol are Trustees and of which Jane H. Guy, Joseph D. Hamilburg and Maurice J. Hamilburg are beneficiaries.

In addition, of the aggregate number of shares shown in the table as beneficially owned by each of Joseph D. Hamilburg and Maurice J. Hamilburg are shares not covered by the Voting Trust, 17,799 shares (1.4%) are owned by the aforementioned Joseph M. Hamilburg Foundation and 44,420 shares (3.6%) are owned by the Plymouth Rubber Defined Benefit Pension Plan and Trust, respectively, of which Joseph D. Hamilburg and Maurice J. Hamilburg are Trustees.

(4) Does not include 2,500 shares of Class A Stock and 2,760 shares of Class B Stock owned by Mr. Hamilburg's wife, as to which he disclaims any beneficial interest. The Class B shares shown as owned by Mr. Hamilburg includes an aggregate of 11,252 and the Class A shares shown as owned by Mr. Hamilburg excludes an aggregate of 1,000 shares all of which are held by him as custodian for his children under the Uniform Gifts to Minors Act, as to which he disclaims any beneficial interest.

(5) 5,871 shares of Class A and 293 shares of Class B are shown in the table as beneficially owned by a trust of which Maurice J. Hamilburg is trustee for the benefit of a niece of the late Daniel M. Hamilburg.

(6) By virtue of their individual direct beneficial ownership of Class A shares and of their voting powers pursuant to the Voting Trust and other trusts referred to in footnote (1) above, all officers and directors of the Company as a group have more than 50% of the voting power of the Company's outstanding Class A Common Stock. Messrs. Joseph D. Hamilburg, Maurice J. Hamilburg and Jane H. Guy have advised that they intend to vote the shares with respect to which they possess voting power (470,811 shares-58.1%) in favor of the nominees for directors, the amendments to the 1995 stock options plans, and in favor of PricewaterhouseCoopers LLP as auditors. Accordingly, passage of these proposals, respectively, is assured.

(7) Includes an aggregate of 150,575 shares not actually owned, but subject to presently exercisable options for the purchase of said number of shares.

(8) 17,125 of the shares shown as owned by Melvin L. Keating, 17,325 of the shares shown as owned by James M. Oates, 11,550 of the shares shown as owned by C. Gerard Goldsmith, 5,775 of the shares shown as owned by Edward H. Pendergast and 11,550 of the shares shown as owned by Duane E. Wheeler are not actually owned but are subject to presently exercisable options to purchase same.

STOCK OPTIONS
    The Company has in effect four stock purchase programs for executive officers and other key personnel, and non-employee directors, as the case may be. One such program is embodied in the Company's Executive Incentive Stock Purchase Plan, adopted and approved by shareholders in 1969 (the "1969 Plan"), pursuant to which the Company from time to time granted options to various executive officers as determined by the Company's Board of Directors or the Committee, if any, administering the Plan, for the purchase of restricted shares of the Company's Class B Common Stock, $1.00 par value, at an exercise price, as determined by the Board or Committee, but no less than $1.00 per share. 30,452 shares were issued and all restrictions regarding same had lapsed, as of December 3, 1999.

    The second such stock purchase program is the Company's 1992 Employee Incentive Stock Option Plan ("the 1992 Plan"), adopted and approved by the Company's shareholders in 1993, pursuant to which options for the purchase of up to an aggregate of 225,000 shares (subject to adjustment as described hereinbelow) of the Company's Class B Common Stock, $1.00 par value, may be granted from time to time to key employees, at an exercise price of no less than the fair market value of the shares as of the date of grant. Although the Board of Directors or the Option Committee administering the 1992 Plan may authorize variations, options granted under the 1992 Plan will generally be exercisable in one-quarter increments, beginning one year from the date of grant, with an additional one-quarter becoming exercisable at the end of each year thereafter. The selection of key employees for the grant of options under the 1992 Plan is made to attract and to retain key employees essential to the Company's successful operations and growth. Of the total options issued and outstanding under the 1992 Plan, 98,175 were issued with variations from this standard form. These options granted in June 1992, were originally exercisable only for five years from the date of grant and could not be exercised unless the closing price of the Company's Class B common stock on the American Stock Exchange had been no less than $12 on each of at least twenty days in any consecutive sixty day period during the twelve months immediately preceding the date of the exercise and unless the average daily closing price of the Common Stock during the sixty day period immediately prior to the date of exercise were not less than $12 (the "Price Hurdle"). During August 1993, modifications to certain terms were made to alter the exercise provisions and the period of exercisability. The revised terms provide for exercisability, in any event, after the tenth anniversary of grant. In addition, the new terms provide for accelerated exercisability should the "Price Hurdle" be attained. Pursuant to the provisions of the 1992 Plan clarifications made to these options, the quantity and Price Hurdle of the options were adjusted for the 10% and 5% stock dividends declared and paid in Class B shares in 1995 and 1996, respectively. As of December 3, 1999 options for the purchase of a total of 259,876 shares under the 1992 Plan have been granted, with exercise prices that range from $2.17 to $7.13, and 64,195 options have been exercised and 96,485 options were exercisable, after adjustment for the 10% and 5% stock dividends declared and paid in Class B shares in 1995 and 1996, respectively.

    The third such stock purchase program is the Company's 1995 Employee Incentive Stock Option Plan ("the 1995 Employee Plan"), adopted and approved by the Company's shareholders in 1995. Pursuant to the 1995 Employee Plan options for the purchase of up to an aggregate of 300,000 shares of the Company's Class B Common Stock, $1.00 par value, may be granted from time to time to key employees, at an exercise price of no less than the fair market value of the shares as of the date of grant. Although the Board of Directors or the Option Committee administering the plan may authorize variations, options granted under the plan will generally be exercisable in one-quarter increments, beginning one year from the date of grant, with an additional one-quarter becoming exercisable at the end of each year thereafter. The selection of key employees for the grant of options under the plan is made to attract and to retain key employees essential to the Company's successful operations and growth. During fiscal 1999 options to purchase 12,000 shares were granted. As of December 3, 1999 options for the purchase of a total of 165,358 shares under the 1995 Employee Plan have been granted, with exercise prices that range from $4.25 to $7.49, and 23,100 options were cancelled, and 43,580 options were exercisable.

    The fourth such stock purchase program is the Company's 1995 Non-Employee Directors' Stock Option Plan (the "1995 Director Plan"), adopted and approved by the Company's shareholders in 1995. Pursuant to the 1995 Director Plan, options are granted to the Company's non-employee Directors for the purchase of up to an aggregate 210,000 shares (subject to adjustment as described below), of the Company's Class B Common Stock, $1.00 par value, at an exercise price of no less than the fair market value of the shares as of the date of grant. The 1995 Director Plan provides for an automatic grant of an option to purchase 15,000 shares to each current non-employee director upon approval by the shareholders at the 1995 Annual Meeting and to any new non-employee director upon their appointment or election. Although the Board of Directors or the Option Committee administering the Plan may authorize variations, options granted thereunder will generally be exercisable in one-third increments, beginning one year from the date of grant, with an additional one-third becoming exercisable at the end of each year thereafter. However, with regard to non-employee directors serving at the time of adoption, for each year (or partial year) of service on the Board of Directors prior approval by the shareholders, one-third of the Class B Common Stock covered by such option shall become exercisable. The entire option must expire, in any event, no later than ten years from the date of grant of the option. During 1999, 17,375 options were granted to a non-employee Director, (as adjusted pursuant to the provisions of the 1995 Director Plan following the 10% and 5% stock dividends declared and paid in Class B shares in 1995 and 1996, respectively). As of December 3, 1999, options for the purchase of a total of 200 shares had been exercised and a total of 103,750 shares, (adjusted for the 10% and 5% stock dividends) with exercise prices that range from $6.75 to $7.75, were exercisable.

                                PROPOSAL NO. 2
               APPROVAL OF TWO AMENDMENTS TO 1995 NON-EMPLOYEE
                         DIRECTORS' STOCK OPTION PLAN

    On June 7, 1999 the Board of Directors of the Company adopted two amendments to the 1995 Non-Employee Directors' Stock Option Plan (the "1995 Director Plan"), subject to approval at the Annual Meeting by the holders of a majority of the outstanding shares of Class A common stock of the Company. The two amendments are as follows: (1.) To increase the maximum number of shares of the Company's Class B common stock which may be issued upon the exercise of options granted under the 1995 Director Plan from one hundred twenty thousand (120,000) shares to two hundred ten thousand (210,000) shares; and (2.) To amend Section 5(b)(i) of the 1995 Director Plan by deleting the words "of Annual Meeting of the Stockholders of the Company" therefrom, in order to specifically address the election of a non-employee director at any time other than at an Annual Stockholders' Meeting.

    Amendment No. 1. The 1995 Director Plan provides for automatic, or formula, grants of options to purchase 15,000 shares of the Company's Class B common stock to each of the Company's non-employee directors. Options were granted on February 1, 1995 for then current directors or on the date of appointment for any subsequently elected non-employee director. As a result of two stock dividends granted by the Company in 1995 and 1996, the number of shares presently underlying a stock option grant under the 1995 Director Plan is 17,325 rather than 15,000. When the 1995 Director Plan was adopted, one hundred twenty thousand (120,000) shares of the Company's Class B common stock were authorized for use with the 1995 Director Plan. There currently are insufficient shares available under the 1995 Director Plan for option grants to any new non-employee directors. The Board of Directors therefore voted to amend Section 3 of the 1995 Director Plan, subject to stockholder approval, by increasing the maximum number of Class B common stock shares which may be issued upon the exercise of options granted under the 1995 Director Plan by ninety thousand (90,000) shares to a new maximum of two hundred ten thousand (210,000) shares.

    The text of the amendment adopted by the Board of Directors to Section 3 follows, with the amended language indicated in bold:

    "Section 3. Shares Subject to the Plan. The maximum number of shares which may be issued upon the exercise of options granted under this Plan shall be TWO HUNDRED TEN THOUSAND (210,000) SHARES of the Class B common stock of the
Company, $1.00 par value. . . ."

    Amendment No. 2. Prior to the Board's vote on June 6, 1999 to amend Section 5(b)(i) of the 1995 Director Plan, that Section stated in relevant part that the exercise price of options granted under the 1995 Director Plan to any new non-employee director would be the closing price of the Class B common stock on the last trading day prior to the date of the Annual Stockholders Meeting on which the non-employee director was first elected to the Board. This language, particularly the reference to the date of first election as occurring on the date of an Annual Stockholders Meeting, did not specifically address the determination of the exercise price if a non-employee director was elected at a time other than at an Annual Meeting. While the intent of the 1995 Director Plan was to determine the exercise price of options granted under the 1995 Director Plan in all cases by referring to the closing price of the Class B common stock on the last trading day prior to the date of a non-employee director's first election to the Company's Board of Directors, regardless of whether the election occurred on the date of an Annual Meeting or at any other time, the Board believed that the text of Section 5(b)(i) should be amended to better reflect this intent. Accordingly, the Board of Directors voted to amend Section 5(b)(i) of the 1995 Director Plan, subject to stockholder approval, by deleting the words "of Annual Meeting of the Stockholders of the Company" from that Section.

    The text of the amendment adopted by the Board of Directors to Section 5(b)(i) follows, with the amended language indicated in bold:

    "Section 5(b)(i). Exercise Price. The exercise price for the shares of Class B common stock issuable upon the exercise of an option granted under this Plan shall be the closing price of the Class B common stock on the last trading day prior to (A) THE DATE ON WHICH A NON-EMPLOYEE DIRECTOR IS FIRST ELECTED TO THE BOARD OF DIRECTORS or (B) the day of the 1998 Annual Meeting of Stockholders in the case of current Non-Employee Directors."

    The text of the 1995 Director Plan in its entirety, including these two amendments, is attached to this Proxy Statement as Annex A.

    The Board of Directors of the Company recommends a vote in favor of this proposal.

                                PROPOSAL NO. 3
                    APPROVAL OF AMENDMENT TO 1995 EMPLOYEE
                         INCENTIVE STOCK OPTION PLAN

    On June 7, 1999 the Board of Directors of the Company adopted an amendment to the 1995 Employee Incentive Stock Option Plan (the "1995 Employee Plan"), subject to approval at the Annual Meeting by the holders of a majority of the outstanding shares of Class A common stock of the Company. The amendment increased the maximum number of shares of the Company's Class B common stock which may be issued upon the exercise of options granted under the 1995 Employee Plan from one hundred fifty thousand (150,000) shares to three hundred thousand (300,000) shares.

    Under the 1995 Employee Plan options for the purchase of shares of the Company's Class B common stock may be granted from time to time to key employees. The purpose of such grants, which utilize vesting periods, is to attract and retain key employees and provide long-term incentives to such employees to increase shareholder value. When the 1995 Employee Plan was adopted, one hundred fifty thousand (150,000) shares of the Company's Class B common stock were authorized for issuance upon the exercise of options granted under the 1995 Employee Plan. At the present time there remain less than twenty thousand shares available for issuance under the 1995 Employee Plan. Believing that the granting of stock options remains one valuable means for the Company to continue to attract and retain key employees, the Board of Directors voted to amend Section 3 of the 1995 Employee Plan, subject to stockholder approval, by increasing the maximum number of Class B common stock shares which may be issued upon the exercise of options granted under the 1995 Employee Plan by one hundred fifty thousand (150,000) shares to a new maximum of three hundred thousand (300,000) shares.

    The text of the amendment adopted by the Board of Directors to Section 3 follows, with the amended language indicated in bold:

    "Section 3. Shares Subject to the Plan. Subject to the provisions of Section 9 hereof, the stock which may be sold by the Company pursuant to options granted hereunder shall not exceed in the aggregate THREE HUNDRED THOUSAND (300,000) SHARES of the authorized common stock, and may be authorized but unissued shares or reacquired shares held in the Company's treasury or shares purchased on the market for the purpose of issuance under the Plan."

    The text of the 1995 Employee Plan in its entirety, including the amendment, is attached to this Proxy Statement as Annex B.

    The Board of Directors of the Company recommends a vote in favor of this proposal.

                                PROPOSAL NO. 4
                       RATIFICATION OF THE APPOINTMENT
                  OF PRICEWATERHOUSECOOPERS LLP AS AUDITORS

    The persons named in the accompanying proxy card as attorneys and proxies intend, unless otherwise instructed, to ratify the appointment of PricewaterhouseCoopers LLP as independent auditors of the Company for the next fiscal year. The Board of Directors has voted to approve PricewaterhouseCoopers LLP to audit the accounts of the Company for the year ending December 1, 2000. Since their report will be addressed to the stockholders, the holders of Class A Common Stock are asked to ratify this selection. Submission to the stockholders of the ratification of the appointment of PricewaterhouseCoopers LLP as auditors is not required and such appointment will remain in effect if not approved by the stockholders.

    The Board of Directors recommends a vote in favor of this proposal.

    PricewaterhouseCoopers LLP is expected to have a representative at the Annual Meeting of Stockholders who will have an opportunity to make a statement if he desires to do so and who will be available to respond to appropriate questions.

                                   GENERAL

STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING
    In accordance with Rule 14-a 8 of the Exchange Act, stockholders desiring to have proposals to be included in the Company's proxy materials for the 2001 Annual Meeting must be received by the Company, for its consideration, on or before November 24, 2000.

OTHER MATTERS
    Management knows of no other matters to be brought before the meeting. If any other matters not mentioned in this Proxy Statement are properly brought before the meeting, the persons named in the enclosed Class A proxies intend to vote such proxies in accordance with their best judgment on such matters.

    Stockholders are urged to vote and send in their proxies without delay.

                                  PLYMOUTH RUBBER COMPANY, INC.
March 31, 2000

                                                                       ANNEX A

                1995 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN
                                      OF
                        PLYMOUTH RUBBER COMPANY, INC.

    1. Purpose. The purpose of the 1995 Non-Employee Directors' Stock Option Plan (the "Plan") of Plymouth Rubber Company, Inc., a Massachusetts corporation (the "Company") is to secure for the Company and its stockholders the benefits of incentive inherent in increased common stock ownership by the members of the Board of Directors of the Company (the "Board") who are not employees or officers of the Company or of any of its subsidiaries (the "Non- Employee Directors").

    2. Effective Date; Termination of Plan. This Plan shall become effective after it has been adopted by the Board and approved by the stockholders of the Company (the "Stockholders"); provided, however, that all grants of options under this Plan prior to the approval of the Plan by the Stockholders at the 1995 Annual Meeting of the Stockholders of the Company shall be subject to such approval.

    This Plan shall terminate upon the earliest to occur of (i) ten (10) years after the date the Board adopts the Plan, (ii) the date that all shares of Class B Stock (as defined below) which may be issued under this Plan have been issued through the exercise of options granted under this Plan, and (iii) such time as the Board may determine.

    3. Shares Subject to the Plan. THE MAXIMUM NUMBER OF SHARES WHICH MAY BE ISSUED UPON THE EXERCISE OF OPTIONS GRANTED UNDER THIS PLAN SHALL BE TWO HUNDRED TEN THOUSAND (210,000) SHARES OF THE CLASS B COMMON STOCK OF THE COMPANY, $1.00 PAR VALUE (THE "CLASS B STOCK"), SUBJECT TO ADJUSTMENT AS PROVIDED IN SECTION 7 BELOW. The shares may be set aside out of the authorized but unissued shares of Class B Stock not reserved for any other purpose or out of shares of Class B Stock held in or acquired for the treasury of the Company. Shares of Class B Stock subject to an option granted under the Plan which for any reason is cancelled or terminates unexercised shall again be subject to an option and available for issuance pursuant to the terms of this Plan.

    4. Formula Grant of Options. (a) Subject to the approval of this Plan by the Stockholders as provided in Section 2 hereof, an option for fifteen thousand (15,000) shares of Class B Stock shall be automatically granted under this Plan to each person who is (i) newly elected a Non-Employee Director at the Annual Meeting of the Stockholders of the Company in each of the years 1995 through 2004, or (ii) newly appointed a Non-Employee Director in the years 1995 through 2004; provided, however, that each Non-Employee Director who was elected a Non-Employee Director at the 1994 Annual Meeting of the Stockholders of the Company or was serving as a Non-Employee Director during 1994 and who is serving on the Board on the date this Plan is approved (the "Current Non-Employee Directors") shall be automatically granted an option for fifteen thousand (15,000) shares of Class B Stock.

    (b) The options-granted under this Plan shall be in addition to regular director's fees and other benefits provided to the Non-Employee Directors.

    5. Type of Option; Terms and Conditions. (a) Options granted under this Plan shall not be considered incentive stock options as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

    (b) Except as hereinafter provided, all options granted pursuant to this Plan shall be subject to the following terms and conditions:

        (i). EXERCISE PRICE. THE EXERCISE PRICE FOR THE SHARES OF CLASS B COMMON STOCK ISSUABLE UPON THE EXERCISE OF AN OPTION GRANTED UNDER THIS PLAN SHALL BE THE CLOSING PRICE OF THE CLASS B COMMON STOCK ON THE LAST TRADING DAY PRIOR TO (A) THE DATE ON WHICH A NON-EMPLOYEE DIRECTOR IS FIRST ELECTED TO THE BOARD OF DIRECTORS OR (B) THE DAY OF THE 1998 ANNUAL MEETING OF STOCKHOLDERS IN THE CASE OF CURRENT NON-EMPLOYEE DIRECTORS.

        (ii) Exercise of Options. Except as provided in subsection 5(b)(iii) below, each option granted under this Plan shall become exercisable in an amount equal to one-third (1/3) of the shares of Class B Stock covered by such option on the first anniversary of the date of grant; and thereafter an additional one-third (1/3) of the total number of shares of Class B Stock covered by such option shall become exercisable on each subsequent anniversary of the date of grant until on the third anniversary of the date of grant the total number of Class B Stock covered by such option shall be exercisable; provided, however, that with regard to Current Non- Employee Directors, for each year (or partial year) of service on the Board prior to the 1995 Annual Meeting of the Stockholders of the Company one-third (1/3) of the Class B Stock covered by such option shall become exercisable (and all Class B Stock covered by such option which does not become exercisable under this proviso shall become exercisable as set forth in the clauses immediately preceding this proviso). In the event that the Company and/or the Stockholders enter into an agreement to dispose of all or substantially all of the assets of the Company or an amount of the outstanding capital stock of the Company sufficient to constitute effective control of the Company by means of a sale, merger, reorganization, separation, liquidation or any other transaction, the total number of shares of Class B Stock covered by all options under this Plan shall become exercisable.

        (iii) Termination of Option. All options granted under this Plan shall terminate ten (10) years subsequent to the date of grant. In the event that any Non-Employee Director to whom an option has been granted under this Plan ceases to be a member of the Board while holding an option that has not expired and has not been fully exercised, the right to exercise such option shall be only as follows:

            (A) Death. If a Non-Employee Director ceases to be a member of the Board by reason of death, his or her estate shall have the right for one year following the date of death (but in no event subsequent to ten (10) years after the date of grant) to exercise the option with respect to all or any part of the shares of Class B Stock subject thereto, regardless of whether the right to purchase such shares had accrued on the date of his or her death. The term "estate" when used in this Plan with respect to any Non-Employee Director shall mean the legal representatives of the Non-Employee Director's estate or any person or persons who acquire the right under the laws of descent and distribution to exercise an option by reason of the Non-Employee Director's death.

            (B) Retirement of Disability. If a Non-Employee Director ceases to be a member of the Board by reason of his or her (1) attaining the age at which the Company's policy precludes re-election as a director or (2) becoming disabled within the meaning of that term as defined in Section 22(e)(3) of the Code, then such Non-Employee Director, or his or her estate (in the event of his or her death after such cessation), shall have the right for a period of six (6) months following such cessation of service (but in no event subsequent to ten (10) years after the date of grant) to exercise the option with respect to all or any part of the shares of Class B Stock subject thereto, regardless of whether the right to purchase such shares had accrued prior to such Non-Employee Director ceasing to be a member of the Board.

            (C) Other Reasons. If a Non-Employee Director ceases to be a member of the Board for any reason other than those provided under "Death" and "Retirement or Disability" above, such Non-Employee Director, or his or her estate (in the event of his or her death after such cessation), shall have the right for three (3) months following such cessation of service (but in no event subsequent to ten (10) years after the date of grant) to exercise the option with respect to only such number of shares of Class B Stock as to which the right of exercise had accrued prior to such Non-Employee Director ceasing to be a member of the Board.

        (iv) Transferability of Option. All options granted under this Plan shall be transferable only by will or the laws of descent and distribution and shall be exercisable during the Non-Employee Director's lifetime only by him or her or by his or her guardian, conservator or legal representative.

    6. Rights of a Shareholder. A Non-Employee Director shall have no rights as a shareholder with respect to any shares issuable or transferable upon the exercise of an option granted under this Plan until the date of issuance of a stock certificate for such shares. Except as otherwise provided pursuant to
Section 7 hereof, no adjustment shall be made for dividends or other rights for which the record date is prior to the date of such stock certificate.

    7. Adjustment of and Changes in Class B Stock. In the event that the shares of Class B Stock, as presently constituted, shall be changed into or exchanged for a different kind of shares of stock or other securities of the Company or of another corporation (whether by reason of merger, consolidation, split-up, recapitalization, reclassification, subdivision of shares, combination of shares, or otherwise) or if the number of such shares of Class B Stock shall be increased through the payment of a stock dividends or a dividend on the shares of Class B Stock or rights or warrants to purchase securities of the Company shall be made, then there shall be substituted for or added to each share of Class B Stock theretofore appropriated or thereafter subject or which may become subject to an option under this Plan, the number and kind of shares of stock or other securities into which each outstanding share of Class B Stock shall be so changed, or for which each such share shall be exchanged, or to which each such share shall be entitled, as the case may be, and references herein to the Class B Stock shall be deemed to be references to any such stock or other securities as appropriate. Outstanding options shall also be appropriately amended as to price and other terms as may be necessary to reflect the foregoing events. In the event that there is any other change in the number or kind of the outstanding shares of Class B Stock, or of any stock or other securities into which such Class B Stock shall have been changed or for which it shall have been exchanged, then if the Board shall, in it sole discretion, determine that such change equitably requires an adjustment in any option theretofore granted under this Plan, such adjustment shall be made in accordance with such determination. Fractional shares resulting from any adjustment in options pursuant to this
Section 7 may be settled in cash or otherwise as the Board shall determine. Notice of any adjustment shall be given by the Company to each holder of an option which has been so adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of this Plan.

    8. Securities Act Requirements. No option granted pursuant to this Plan shall be exercisable, in whole or in part, and the Company shall not be obligated to sell any shares of Class B Stock subject to any such option, if such exercise and sale would, in the opinion of counsel for the Company, violate the Securities Act of 1933 (or other federal or state statutes having similar requirements), as in effect at that time. Each option shall be subject to the further requirement that, if at any time the Board shall determine in its discretion that he listing or qualification of the shares of Class B Stock subject to such option under the requirements of any securities exchange (including, without imitation, any listing under any rule of the American Stock Exchange) or under any applicable law, or the consent of approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such option or the issuance of shares thereunder, such option may not be exercised in whole or in part unless such listing, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Board.

    9. Withholding. Appropriate provision (which may, in accordance with the procedures determined by the Board, and subject to its approval or the approval of the Committee (as defined below), include the election by a Non- Employee Director to have the Company withhold from the shares of Class B Stock otherwise to be issued to the Non-Employee Director upon exercise, such number of shares as would satisfy the withholding amount due or to deliver to the Company shares of Class B Stock already owned to satisfy the withholding amount, with all Class B Stock valued at the fair market value of the Class B Stock on the date of exercise) shall be made for all taxes required to be withheld from the shares of Class B Stock issued under this Plan under the applicable laws or other regulations of any governmental authority, whether federal, state or local, and domesitic or foreign. To that end, the Company may at any time take such steps as it may deem necessary or appropriate (including the sale or retention of shares) to provide for the payment of such taxes.

    10. Administration and Amendment of Plan. The Board may from time to time adopt rules and regulations to administer this Plan and may designate a committee of the Board of Directors (the "Committee") to administer the Plan and to adopt such rules and regulations. The interpretation and construction by the Board, or the Committee if the same has been designated by the Board, of any provision of this Plan, or any option granted pursuant hereto, shall be final and conclusive. No member of the Board, or of the Committee, shall be liable for any action or determination made in good faith with respect to this Plan or any option granted pursuant hereto. The Board may from time to time make such changes in and additions to this Plan and, with the written consent of the affected Non-Employee Director or the estate of the Non-Employee Director, to the terms and conditions of any option granted under this Plan as it may deem proper and in the best interests of the Company, without further action on the part of the Stockholders; provided, however, that, except as provided in Section 7 hereof, unless the Stockholder shall have first approved thereof, (i) the total number of shares of Class B Stock subject to this Plan shall not be increased and the minimum purchase price shall not be changed, (ii) no option shall be exercisable more than ten (10) years after the date is it granted,
(iii) the expiration date of this Plan shall not be extended, and (iv) no amendment of this Plan or of any option granted under this Plan may materially increase the benefits accruing to Non-Employee Directors under this Plan; and provided, further, that Sections 4 and 5 hereof may not be amended more often than once every six (6) months unless such amendment is required to comport with changes in the Code or the regulations promulgated thereunder.

    The Board shall have the power, in the event of any disposition of substantially all of the assets of the Company, its dissolution or of any consolidation or merger of the Company with or into any other corporation, to amend all outstanding options granted under this Plan prior to the effective date of any such transaction and to terminate such options as of such effective date. If the Board shall exercise such power, each option then outstanding shall be deemed to have been amended to permit the exercise thereof in whole or in part by the Non-Employee Director to whom it was issued or his or her estate as provided herein at any time or from time to time as determined by the Board prior to the effective date of such transaction and such option shall be deemed to terminate upon such effective date.

                                                                       ANNEX B

                        PLYMOUTH RUBBER COMPANY, INC.

                  1995 EMPLOYEE INCENTIVE STOCK OPTION PLAN

    1. Purpose. In order to retain the services of various officers and key employees, induce desirable personnel to become officers and employees of PLYMOUTH RUBBER COMPANY, INC., a Massachusetts corporation (the "Company") and of any parent or subsidiary thereof, motivate officers and employees to outstanding performance, reward officers and employees for outstanding service to the Company and encourage stock ownership in the Company by those officers and key personnel who will be responsible for its growth and success, the board of directors of the Company (the "Board of Directors") may from time to time hereafter grant options to purchase Class B common stock, $1.00 par value of the Company (the "Common Stock") to any officer or other employee who meets the eligibility requirements of Section 4 hereof. The terms "parent" or "subsidiary" as used in this instrument shall mean a parent corporation or a subsidiary corporation as each of said terms is defined in Section 424 of the Internal Revenue Code of 1986, as amended (the "Code").

    2. Administration. The plan adopted hereunder (the "Plan") shall be controlled and administered by the Board of Directors, and the Board of Directors shall have, subject to, and within the limits of, the express provisions of the Plan, the following powers:

        (a) To determine from time to time who, of the eligible persons, shall be granted options under the Plan, the time or times when and the number of shares for which, an option or options shall be granted to such eligible personnel and the exercise price thereof; provided, however, that the selection of officers and directors to whom options may be granted and all decisions as to the timing, pricing and amount of a grant or grants to an officer or director shall be made solely by a committee of two or more directors of the Company each of whom is a disinterested person, as defined in Rule 16b-3(c)(2)(i) promulgated by the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

        (b) To construe and interpret the Plan and options granted thereunder; to establish, amend and revoke rules and regulations for its administration; and to make all other determinations necessary or advisable for the administration of the Plan. The Board of Directors, in the exercise of this power, may correct any defect, or supply any omission, or reconcile any inconsistency in the Plan, or in any option agreement issued pursuant to the Plan, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective and to carry out the provisions of the Plan in a manner consistent with its expressed purposes and intentions. All determinations, interpretations and decisions made by the Board of Directors shall be binding and conclusive on all participants hereunder.

        (c) Subject to the provisions of Section 2(a) and except as otherwise further provided herein, to prescribe the terms, conditions and provisions of each option granted hereunder, which terms, conditions and provisions need not be identical with respect to each grantee.

        (d) To delegate from time to time, to an option committee or such other committee or committees as the Board of Directors may designate, consisting of not less than two (2) members of the Board of Directors, all or any portion of the powers and duties of the Board of Directors with respect to the administration of this Plan, or all or any portion of any other powers or duties of the Board of Directors under this Plan, the terms, conditions and provisions of any such delegation to be as the full Board of Directors shall determine in any instance or from time to time. The power of delegation herein provided shall, without limiting the generality of the foregoing, include the power to grant options hereunder and to determine the number of such options to be granted, the exercise price thereof (subject to the provisions of Section 5 hereof) and, subject to the provisions of
    Section 2(a) hereof, the persons to whom the same shall be granted.

        (e) Generally, to exercise such powers and to perform such actions as are deemed necessary or expedient in connection with the operation of this Plan and as the Board of Directors deems to be in the best interest of the Company.

        (f) Solely and finally to determine all questions of policy and expediency that may arise in the administration of the Plan.

    3. Shares Subject to the Plan. Subject to the provisions of Section 9 hereof, the stock which may be sold by the Company pursuant to options granted hereunder shall not exceed in the aggregate THREE HUNDRED THOUSAND (300,000) SHARES of the authorized Common Stock, and may be authorized but unissued shares or reacquired shares held in the Company's treasury or shares purchased on the market for the purpose of issuance under the Plan. If any option granted hereunder shall for any reason terminate or expire without having been exercised in full, the shares not purchased under such option shall be available again for the purpose of this Plan.

    4. Eligibility. Options may be granted hereunder only to officers and other key employees of the Company and any parent or subsidiary thereof. A director of the Company or of any parent or subsidiary of the Company shall be eligible only if he or she is otherwise eligible as an officer or a key employee. Key employees shall consist of executive and managerial personnel, department heads, assistant department heads, research and product development personnel and managerial sales personnel.

    5. Terms, Conditions and Provisions of Options. Except as otherwise provided herein, each option issued hereunder shall be in such form and shall contain such provisions as the Board of Directors, or the option or other committee to which such power may have been delegated by the Board of Directors, shall deem appropriate. The form, terms and conditions of such options need not be identical with respect to each grantee, but all Incentive Stock Options, as defined below, shall be on the following terms and conditions, except as otherwise provided, and shall, where required or appropriate to cause options granted hereunder to qualify as "incentive stock options" under Section 422 of the Code ("Incentive Stock Option or Options"), include the substance thereof:

        (a) All Incentive Stock Options granted pursuant to this Plan shall provide for purchase of Common Stock at a price which shall be at least equal to the fair market value thereof as of the date on which the grant is made. The fair market value at any given time shall be determined in accordance with applicable United States Treasury Department Regulations. Options may provide that shares of the Common Stock purchased upon any exercise of an option may be paid for either (i) in cash, or (ii) by the surrender of other shares of Common Stock then owned by the grantee, or by the surrender of shares of Class A common stock, $1.00 par value, of the Company then owned by the grantee, taken at a value equal to the closing price of such stock on the last previous trading day of such stock as reported in the American Stock Exchange for that day, or (iii) partly in cash and partly in other common stock of the Company as aforesaid.

        (b) Options granted hereunder may be designed to qualify as Incentive Stock Options or as non-incentive options, as the Board of Directors, or an authorized committee, may determine in connection with each grant. An option designated as not to be deemed an Incentive Stock Option shall not be construed as an Incentive Stock Option, notwithstanding that its terms and provisions may qualify it as such. Subject to the provisions of Section 2(a), options shall be exercisable at such time or times and shall expire at such time or times as the Board of Directors, or an authorized committee, may designate at the time of grant. An option designed as an Incentive Stock Option shall in no event be exercisable after the expiration of ten (10) years from the date on which such option is granted.

        (c) For the sole purpose of complying with the provisions of the Securities Act of 1933, as amended (the "Act") and/or other applicable laws relating to issuance or sale of securities, all options granted hereunder shall be granted on the condition that such option and the underlying shares are acquired by the grantee for his or her private investment only and not for resale or other distribution to the public in any manner involving a public offering within the meaning of the Act; provided, however, that this condition may be eliminated (i) if at any time the Company registers the Plan and the options, and/or the underlying shares, granted hereunder with the Commission under the Act or any other applicable securities laws, or
    (ii) if the Company, upon advice of its counsel, deems that this condition is not required for the valid and lawful issuance of such option and the underlying shares. Cessation of any exemption pursuant to which the Company may issue shares underlying options granted hereunder without registration under the Act or the inability of the Company to obtain and/or maintain an effective registration or to obtain and maintain in effect the authority to issue shares upon the exercise of options granted hereunder pursuant to an available exemption under the Act shall relieve the Company from any liability for failure to issue to the holder of an option granted hereunder the stock required to satisfy an exercise of such option until such time as the required registration is effective or re-effective or the required exemption from registration or other authority for such issuance becomes available and is obtained.

        (d) The Company shall at all times keep available for issuance hereunder the number of shares of the Common Stock required to satisfy all options granted and outstanding under the Plan.

        (e) No option granted hereunder shall be transferable by the grantee except (i) by his or her last will and testament, (ii) by the laws of descent and distribution, or (iii) pursuant to a qualified domestic relations order under Section 401 (a)(12)(B) of the Code or Title I of the Employment Retirement Income Security Act, and the rules thereunder. During the lifetime of the grantee the option shall be exercisable by him or her alone.

        (f) Any option granted hereunder shall terminate and become null and void and of no further force and effect at such time as the grantee ceases to be employed by the Company or by any parent or subsidiary thereof; provided, however, that:

            (i) if the grantee's employment ceases by reason of his or her discharge by the Company or any parent or subsidiary thereof, other than for dishonesty, or by reason of his or her voluntary resignation approved by the Board of Directors, he or she may at any time within three (3) months after termination of employment exercise the option but only to the extent that it was exercisable on the date of termination of employment and then only to the extent that the portion or portions of the option so exercised have not expired at the time of exercise; and

            (ii) if the grantee's employment ceases by reason of his or her disability, within the meaning of that term as defined in Section 22(e)(3) of the Code, he or she may at any time within one (1) year after the date of termination of employment exercise the option, but only to the extent that it was exercisable on the date of termination of employment, and then only to the extent that the portion or portions of the option so exercised have not expired at the time of exercise; and

            (iii) if the grantee's employment ceases by reason of his or her death while in the employ of the Company or any parent or subsidiary thereof, or if he or she dies within three (3) months after his or her discharge by the Company or any parent or subsidiary thereof, other than for dishonesty, or if he or she dies within three (3) months after his or her voluntary resignation approved by the Board of Directors, or if he or she dies within one (1) year of the date of termination of his or her employment by reason of disability, within the meaning of that term as defined in Section 22(e)(3) of the Code, the option may be exercised at any time within six (6) months following his or her death, such exercise to be effected only by his or her estate or by the person or persons to whom his or her rights under the option may pass by his or her last will and testament or by the laws of descent and distribution, but only to the extent that the option was exercisable on the date of cessation of employment, and then only to the extent that the portion or portions of the option so exercised have not expired at the time of exercise; and

            (iv) nothing contained in this Plan or in any option granted hereunder shall be construed to confer upon any employee or option holder any right with respect to the continuation of the grantee's employment with the Company or any parent or subsidiary thereof, or to interfere in any way with the right of the Company or other employer of an option holder at any time to terminate such employment.

        (g) Neither a person to whom an option is granted hereunder nor his or her legal representative, heir, legatee or distributee shall be deemed to be the holder of or to have any of the rights of a holder with respect to, any shares subject to such option unless and until the grantee has exercised such option and has received a certificate or certificates for the shares issuable upon such exercise.

    6. Limitation on Grants.
    (a) No Incentive Stock Option may be granted to an employee hereunder if at the time of the grant such employee directly or indirectly owns stock of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any parent or subsidiary thereof, unless the exercise price thereof is at least one hundred ten percent (110%) of the fair market value of the Common Stock at the time of the grant and neither such option nor any portion thereof is exercisable after the expiration of five (5) years from the date such option is granted.

    (b) All Incentive Stock Options granted hereunder shall provide that such option or any installment thereof shall not be exercisable in any calendar year to an extent which would cause such exercise to exceed the limitation set forth in Section 422(d) of the Code and the regulations promulgated thereunder on the aggregate fair market value of stock for which Incentive Stock Options are exercisable by the grantee for the first time in any calendar year.

    7. Use of Proceeds. The proceeds from the sale of the Common Stock pursuant to the exercise of options granted under the Plan shall constitute general funds of the Company to be used for its general business purposes.

    8. Time of Granting Options. Unless otherwise designated in the granting vote, each option granted and issued hereunder shall be deemed to have been granted on the date on which the Board of Directors, or the option or other committee authorized to grant same, as the case may be, votes to grant such option, and each such option shall be dated as of such date.

    9. Adjustments Upon Changes in Capitalization.
    (a) In case of any subdivision, combination, reclassification or other change of outstanding shares of the Common Stock issuable upon the exercise of any option granted hereunder (other than a change in par value, or from par value to no par value, or from no par value to par value), or in case the Company declares or pays in respect of such outstanding Common Stock any dividend payable in any kind of shares of stock of the Company, or in case of any reorganization, consolidation or merger of the Company with another corporation (other than a consolidation with a subsidiary in which consolidation the Company is the continuing corporation and which does not result in any reclassification or change of outstanding shares of the Common Stock issuable upon the exercise of the option) wherein the Company is the surviving corporation, then the number and kind of shares for the purchase of which options may be granted under the Plan, including the maximum number that may be granted, shall be correspondingly and proportionately adjusted. In addition, if any of the above-described events shall occur while any option granted hereunder is outstanding, the number and kind of shares, and the price per share, issuable upon exercise of such outstanding options shall be appropriately and proportionately adjusted, so that, upon exercise of the option, the option holder shall be entitled to receive for the same aggregate purchase price the same total number and kind of shares as he or she would have owned had he or she exercised his or her option prior to the occurrence of such event and had continued to hold the shares so purchased until after they had been affected by such event.

    (b) In case of any consolidation, merger or reorganization of the Company with another corporation wherein the Company is not the surviving corporation, or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, or in case of any liquidation and dissolution of the Company, the Company shall give notice thereof to holders of outstanding options hereunder at least ten (10) days prior to the effective date of such consolidation, merger, reorganization, sale, conveyance, liquidation or dissolution. After the Company gives the notice, any time limitation contained in such outstanding options with respect to the time when they become exercisable, other than the limitation imposed and required by
Section 6(b) hereof (which limitation, however, may be waived by the grantee), shall be inapplicable and such options shall, subject to the limitation imposed and required by Section 6(b) hereof (unless waived by the grantee), be exercisable by the holders with respect to any unexercised portions thereof from the time of such notice until the close of business on the third business day preceding the date such transaction is to be effective, so as to permit any such holder, if he or she so desires, to participate as a stockholder in such transaction; provided, however, that the right to exercise any such outstanding option or the portion thereof sought to be exercised has not otherwise expired pursuant to the provisions of such option.

    (c) Adjustments pursuant to the foregoing provisions hereof shall be determined by the Board of Directors, whose determination as to what adjustments shall be made, and the extent thereof shall be final, binding and conclusive on all participants hereunder. Any fractional shares or units of securities resulting from any adjustment shall be rounded out to the nearest whole share or unit, with a fraction of one-half (1/2) being rounded out to the next highest whole number. All adjustments hereunder or in any option outstanding hereunder shall be made in such manner as not to constitute a "modification" within the meaning of said term as defined in Section 424 of the Code.

    10. Amendment. The Board of Directors at any time and from time to time may amend the Plan, provided, however, that (except as provided in Section 9 hereof) no amendment shall be made except upon approval of a majority of the stockholders voting at any meeting called for such purpose and at which a quorum is present and voting which shall (i) change the class of Common Stock subject to the Plan, (ii) increase the number of shares reserved for options under the Plan, (iii) reduce the option exercise price below the prices provided for in
Section 5(a) hereof, (iv) change in substance the provisions of Section 4 hereof, or (v) materially increase the benefits which accrue to eligible participants in the Plan. Any rights and obligations under an option granted prior to any amendment of the Plan shall not be altered or impaired by the amendment except with the consent of the grantee of such option or of the estate or other legal representative of such grantee if the grantee is then deceased and such option is still exercisable.

    11. Effective Date and Termination. This Plan shall become effective as of February 1, 1995, subject, however, to the approval of the holders of a majority of the outstanding Common Stock entitled to vote on the matter obtained in the manner required pursuant to the provisions of Rule 16b-3(b) promulgated by the Commission under the Exchange Act. Any options granted hereunder prior to such stockholder approval shall be granted subject to the procurement of such approval and shall be exercisable only after such approval is obtained. If such approval is not obtained within twelve (12) months from the date of adoption hereof, as set forth above, the Plan and any options theretofore granted hereunder shall become null and void and of no further force and effect. Subject to said stockholder approval, the Plan shall remain in effect until all shares authorized for issuance hereunder shall have been issued, unless sooner terminated by the Board of Directors, it being understood, however, that any option granted hereunder after the expiration of ten (10) years from the effective date hereof shall not qualify as an Incentive Stock Option.

    12. Construction. It is intended that the provisions of the Plan shall enable the Company to grant options hereunder which shall qualify as Incentive Stock Options as well as options which do not qualify as such; and the terms, conditions and provisions hereof shall be construed, and all questions with respect thereto shall be resolved, accordingly.

    13. Withholding Taxes. The Company shall have the right to deduct any sums required by federal, state and local tax law to be withheld with respect to the exercise of any option or with respect to the disposition of the Common Stock issued hereunder or, in the alternative, to require the grantee to pay such sums to the Company.

    14. Governing Law. This Plan and any options granted hereunder shall be governed and construed in accordance with the laws of the Commonwealth of Massachusetts.

                         PLYMOUTH RUBBER COMPANY, INC.

        CLASS A PROXY - Annual Meeting of Stockholders - April 27, 2000

      The undersigned, a holder of Class A Common Stock of Plymouth Rubber Company, Inc., hereby constitutes and appoints Jane H. Guy and David M. Kozol and each of them, the attorneys and proxies of the undersigned with full power of substitution and revocation, to attend the annual meeting of stockholders of the Company to be held on April 27, 2000 at 9:00 a.m. at the Conference Center, 2nd Floor, 53 State Street, Boston, Massachusetts, and any adjournments thereof, to vote all of the shares of Class A Common Stock of the Company which the undersigned may be entitled to vote and to vote upon the matters set forth on the reverse side hereof.

      THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF DIRECTORS. UNLESS OTHEREWISE INDICATED IT WILL BE VOTED IN FAVOR OF THE NOMINEES FOR DIRECTOR, AND IN FAVOR OF ITEMS 2, 3 AND 4.

      The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of Meeting and Proxy Statement and hereby revokes any proxy or proxies heretofore given.

                 (Continued and to be signed on reverse side.)       -----------
                                                                     SEE REVERSE
                                                                         SIDE
                                                                     -----------

             \/ Please Detach and Mail in the Envelope Provided \/

A [X] Please mark your
      votes as in this
      example.

                 FOR    WITHHELD
1. Election of   [ ]       [ ]           To serve for a term of three (3) years:
   Directors:                            Nominees:  Maurice J. Hamilburg
                                                    Duane E. Wheeler
                                                    Sumner Kaufman
FOR all nominees listed at right,
except vote with held from the
following nominees (if any).

------------------------------------

                                                          FOR   AGAINST  ABSTAIN
2. Approval of the Company's two amendments to the        [ ]     [ ]      [ ]
   1995 Employee Incentive Stock Option Plan.

3. Approval of the Company's amendment to the             [ ]     [ ]      [ ]
   1995 Employee Incentive Stock Option Plan.

4. Ratification of the selection of                       [ ]     [ ]      [ ]
   PricewaterhouseCoopers LLP as the Company's
   Auditors for the fiscal year ending
   December 1, 2000.

5. The transaction of such other business as may properly be brought before the meeting or any adjournment thereof.

                MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW [ ]


PLEASE DATE. SIGN AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE PROMPTLY.

Signature: ____________________________    Date _____________________

Signature: ____________________________    Date _____________________

NOTE: Please sign exactly as your name appears hereon. Executors, Administrators, Trustees, etc. should so indicate when signing giving full title as such if signer is a corporation, execute in full Corporate name by authorized officer. If more persons, all should sign.